EXHIBIT 99.1

Vistagen Appoints Elissa Cote as Chief Corporate Development Officer

Accomplished biopharma executive brings nearly 30 years of experience in business development, enterprise strategy, and global partnerships to her role

Ms. Cote to help drive the strategic positioning of Vistagen’s clinical-stage pipeline, which includes five novel intranasal pherine candidates targeting six highly prevalent and underserved disorders

SOUTH SAN FRANCISCO, Calif.--(BUSINESS WIRE)—June 25, 2025, Vistagen (Nasdaq: VTGN), a late clinical-stage biopharmaceutical company pioneering neuroscience with nose-to-brain neurocircuitry to develop and commercialize a new class of intranasal product candidates called pherines, today announced the appointment of Elissa Cote as Chief Corporate Development Officer. In this role, Ms. Cote will lead the evaluation of strategic opportunities to advance Vistagen’s pherine platform toward potential commercial launches and cultivate prospective strategic partnerships for the Company.

“Elissa is a highly respected executive with a strong track record of driving growth, building partnerships, and developing commercial strategies for biotech and pharmaceutical companies,” said Shawn Singh, President and Chief Executive Officer. “We’re excited to welcome Elissa at such a pivotal moment for our business. Her deep strategic and transactional expertise strengthen our team, and she will play a key leadership role as we continue to advance our programs.”

Ms. Cote brings seasoned leadership and broad experience across small to large-cap public biopharmaceutical companies, with a strong track record in strategic, transactional, and operational roles. Her therapeutic expertise spans neuropsychiatry, central nervous system disorders, immunology, infectious diseases, and more. Since 2022 and prior to joining Vistagen, Ms. Cote served as fractional Chief Business Officer and strategic advisor to several biopharmaceutical clients. Prior to 2022, Ms. Cote served in multiple senior-level roles at Mallinckrodt Pharmaceuticals, including Chief Strategy and Business Development Officer, where she led business development, licensing transactions, and strategic divestitures aligned with the global enterprise strategy. Ms. Cote has also held leadership positions and roles of increasing responsibility at Sucampo Pharmaceuticals and MedImmune Inc., the global biologics division of AstraZeneca PLC. Earlier in her career, Ms. Cote was a management consultant with Accenture plc. Ms. Cote holds a Bachelor of Arts from Union College and a Corporate M&A certification from Columbia Business School.

“I am thrilled to join Vistagen as the company advances with clarity and purpose into its next phase of strategic growth,” said Ms. Cote. “It is a privilege to contribute to the advancement of this differentiated portfolio and support the delivery of innovative therapies to patients in need.”

Vistagen also announced today that the Compensation Committee of its Board of Directors granted Ms. Cote an incentive option to purchase up to an aggregate of 150,000 shares of Vistagen’s common stock in connection with her appointment as Chief Corporate Development Officer as an inducement material to Ms. Cote entering into employment with Vistagen in accordance with Nasdaq Listing Rule 5635(c)(4).

The option will have an exercise price equal to the closing price of Vistagen’s common stock on June 23, 2025, and will vest as to 25% of the shares on the one-year anniversary of its grant, with the remainder of the shares vesting ratably, on a monthly basis, over 36 months thereafter.

About Pherines
Vistagen’s neuroscience pipeline currently consists of five investigational pherine product candidates, each with a novel mechanism of action (MOA) and positive clinical data in their targeted indications. Pherines are agonists on peripheral receptors on human nasal chemosensory neurons and are designed to rapidly activate nose-to-brain neurocircuits believed to regulate brain areas without requiring systemic absorption or uptake into the brain to achieve desired therapeutic benefits and differentiated safety.

About Vistagen
Headquartered in South San Francisco, CA, Vistagen (Nasdaq: VTGN) is a late clinical-stage biopharmaceutical company leveraging a deep understanding of nose-to-brain neurocircuitry to develop and commercialize a new class of intranasal product candidates called pherines. Pherines specifically and selectively bind as agonists on peripheral receptors on human nasal chemosensory neurons and are designed to rapidly activate olfactory bulb-to-brain neurocircuits believed to regulate brain areas involved in behavior and autonomic nervous system activity. They are designed to achieve therapeutic benefits without requiring absorption into the blood or uptake into the brain, giving them the potential to be a safer alternative to other pharmacological options if successfully developed and approved. Vistagen’s neuroscience pipeline also includes an oral prodrug with potential to treat certain neurological conditions involving the NMDA receptor.

Vistagen is passionate about developing transformative treatment options to improve the lives of individuals underserved by the current standard of care for multiple highly prevalent indications, including social anxiety disorder, major depressive disorder, and multiple women’s health conditions, including vasomotor symptoms (hot flashes) associated with menopause. Connect at www.Vistagen.com.

Forward-looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Vistagen and its management, are inherently uncertain. As with all pharmaceutical products, there are substantial risks and uncertainties in the process of development and commercialization, and actual results or developments may differ materially from those projected or implied in these forward-looking statements. There can be no guarantee that any of Vistagen’s product candidates will successfully complete ongoing or future clinical trials within estimated timelines or at all, receive regulatory approval or be commercially successful, or that Vistagen will be able to successfully replicate the results of past studies of any of its product candidates. Other factors that may cause such a difference include, without limitation, risks and uncertainties relating to conducting and/or completing ongoing clinical trials; Vistagen’s prospects, if any, for strategic partnerships for any of its product candidates; submission of a new drug application (NDA) to the U.S. FDA for any of Vistagen's product candidate, including fasedienol; the ability of any clinical trial information submitted by Vistagen to the U.S. FDA to support a NDA; Vistagen's dependence on third-party collaborators for the development, regulatory approval, and/or commercialization of its product candidates and other aspects of its business, which are outside of Vistagen's full control; the scope and enforceability of Vistagen’s patents, including patents related to Vistagen’s pherine product candidates; market conditions; the impact of general economic, industry or political conditions in the United States or internationally; and other technical and unexpected hurdles in the development, manufacture and commercialization of Vistagen’s product candidates. These risks are more fully discussed in the section entitled “Risk Factors” in Vistagen’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the U.S. Securities and Exchange Commission (SEC). Vistagen’s SEC filings are available on the SEC’s website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release and should not be relied upon as representing Vistagen’s views as of any subsequent date. Vistagen explicitly disclaims any obligation to update any forward-looking statements other than as may be required by law. If Vistagen does update one or more forward-looking statements, no inference should be made that Vistagen will make additional updates with respect to those or other forward-looking statements.

Investor Inquiries: Mark A. McPartland
markmcp@vistagen.com

Media Inquiries: Michelle P. Wellington
mwellington@vistagen.com

Business Development Inquiries: BD@vistagen.com